Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Mudrick Capital Management, L.P.
Address of Joint Filer:	527 Madison Avenue, 6th Floor
New York, NY 10022
Relationship of Joint Filer to Issuer:	10% Owner; Director
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]
Date of Earliest Transaction Required to
be Reported:	October 1, 2020
Designated Filer:	Mudrick Capital Management, L.P.

Signature:
Mudrick Capital Management, L.P.
By: Mudrick Capital Management, LLC, its general partner

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Managing Member
November 18, 2020

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Jason Mudrick
Address of Joint Filer:	c/o Mudrick Capital Management, L.P.
527 Madison Avenue, 6th Floor
New York, NY 10022
Relationship of Joint Filer to Issuer:	10% Owner; Director
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]
Date of Earliest Transaction Required to
be Reported:	October 1, 2020
Designated Filer:	Mudrick Capital Management, L.P.

Signature:

By:	/s/ Jason Mudrick
Name: Jason Mudrick
November 18, 2020

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Mudrick Distressed Opportunity Fund Global, LP
Address of Joint Filer:	527 Madison Avenue, 6th Floor
New York, NY 10022
Relationship of Joint Filer to Issuer:	10% Owner; Director
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]
Date of Earliest Transaction Required to
be Reported:	October 1, 2020
Designated Filer:	Mudrick Capital Management, L.P.

Signature:
Mudrick Distressed Opportunity Fund Global, LP
By: Mudrick GP, LLC

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member
November 18, 2020

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Verto Direct Opportunity II LP
Address of Joint Filer:	527 Madison Avenue, 6th Floor
New York, NY 10022
Relationship of Joint Filer to Issuer:	10% Owner; Director
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]
Date of Earliest Transaction Required to
be Reported:	October 1, 2020
Designated Filer:	Mudrick Capital Management, L.P.

Signature:
Verto Direct Opportunity II LP
By: Verto Direct Opportunity GP, LLC, its general partner

/s/ Jason Mudrick
Name: Jason Mudrick
Title: Sole Member
November 18, 2020